OMNICELL, INC.
AMENDED AND RESTATED SEVERANCE BENEFIT PLAN
SECTION 1.                       INTRODUCTION.
The Amended and Restated Omnicell, Inc. Severance Benefit Plan (the “Plan”) was originally established effective January 3, 2007, was previously amended and restated effective May 2, 2007 and June 20, 2009, and is hereby amended and restated effective January 6, 2015 (the “Effective Date”). The purpose of the Plan is to provide for the payment of severance benefits to certain eligible employees of Omnicell, Inc. (the “Company”) and Company affiliates, if any, that have been designated by the Company on the attached Appendix A as eligible to participate in the Plan (each such affiliate, an “Employer” and all such affiliates collectively, the “Employers”) whose employment with the Company or an Employer is involuntarily terminated and who meets the eligibility criteria set forth in Section 2(a) below. This Plan shall supersede any severance benefit plan, policy or practice previously maintained by the Company or any Employer. This Plan document also is the Summary Plan Description for the Plan.
SECTION 2.                       ELIGIBILITY FOR BENEFITS.
(a)           General Rules.  Subject to the requirements set forth in this Section, the Company will grant severance benefits under the Plan to Eligible Employees.
(1)           Definition of “Eligible Employee.” For purposes of this Plan, an Eligible Employee is a full-time regular hire employee of the Company or any Employer, who is notified by the Company in writing that he or she is eligible for participation in the Plan and (i) whose employment is involuntarily terminated by the Company or an Employer without Cause (as defined in Section 2(c) below); or (ii) whose employment is terminated as a result of a reduction-in-force; or (iii) who is selected by the Plan Administrator in its sole discretion to receive the benefits set forth herein. The determination of whether an employee is an Eligible Employee shall be made by the Company, in its sole discretion, and such determination shall be binding and conclusive on all persons. For purposes of this Plan, full-time regular hire employees are those employees who are regularly scheduled to work at least thirty-two (32) hours per week. Regular hire employees who are regularly scheduled to work fewer than thirty-two (32) hours per week and temporary employees are not eligible for severance benefits under the Plan.
(2)           In order to be eligible to receive any benefits under the Plan, an Eligible Employee must remain on the job until his or her date of termination as scheduled by the Company.
(3)           In order to be eligible to receive any benefits under the Plan, an Eligible Employee also must execute a general waiver and release in substantially the form attached hereto as Exhibit A, Exhibit B or Exhibit C, as appropriate, within the applicable time period set forth therein, but in no event more than sixty (60) days following the date of termination, or as may be updated by the Company from time to time, and such release must become effective in accordance with its terms. The Company, in its discretion, may modify the form of the required release to comply with applicable law and shall determine the form of the required release, which may be incorporated into a termination agreement or other agreement with the Eligible Employee.
(b)           Exceptions to Benefit Entitlement.  An employee, including an employee who otherwise is an Eligible Employee, will not receive benefits under the Plan (or will receive reduced benefits under the Plan) in the following circumstances, as determined by the Company in its sole discretion:
(1)           The employee has executed an individually negotiated employment contract or agreement with the Company or an Employer relating to severance benefits that is in effect on his or her termination date,, in which case such employee’s severance benefit, if any, shall be governed by the terms of such individually negotiated employment contract or agreement and shall be governed by this Plan only to the extent that the reduction pursuant to Section 3(c) below does not entirely eliminate benefits under this Plan.

(2)           The employee voluntarily terminates employment with the Company or an Employer. Voluntary terminations include, but are not limited to, resignation, retirement or failure to return from a leave of absence on the scheduled date.
(3)           The employee voluntarily terminates employment with the Company or an Employer in order to accept employment with another entity that is wholly or partly owned (directly or indirectly) by the Company or an affiliate of the Company.
(4)           The employee is offered an identical or substantially equivalent or comparable position with the Company or an affiliate of the Company. For purposes of the foregoing, a “substantially equivalent or comparable position” is one that offers the employee substantially the same level of base salary and does not require a relocation of the employee’s place of employment by more than fifty (50) miles from its previous location.
(5)           The employee is offered immediate reemployment by a successor to the Company or an affiliate of the Company or by a purchaser of its assets, as the case may be, following a change in ownership of the Company or an Employer or a sale of substantially all of the assets of a division or business unit of the Company or an Employer. For purposes of the foregoing, “immediate reemployment” means that the employee’s employment with the successor to the Company or an affiliate of the Company or the purchaser of its assets, as the case may be, results in uninterrupted employment such that the employee does not incur a lapse in pay as a result of the change in ownership of the Company or an Employer or the sale of its assets.
(6)           The employee is offered immediate reemployment by a third party entity to whom the Company or an affiliate of the Company has outsourced or otherwise transferred the employee’s job responsibilities. For purposes of the foregoing, “immediate reemployment” means that the employee’s employment with the third party entity to whom the employee’s job responsibilities have been outsourced or otherwise transferred, as the case may be, results in uninterrupted employment such that the employee does not incur a lapse in pay as a result of the outsourcing or other transfer.
(7)           The employee is rehired by the Company or an affiliate of the Company prior to the date benefits under the Plan are scheduled to commence.
(8)           The employee does not confirm in writing that he or she is and shall remain subject to the Company’s Proprietary Information and Inventions Agreement.
(9)           Following notification of involuntary termination by the Company, the employee does not satisfactorily perform his or her assigned job duties until the date set by the Company or an Employer for the termination of employment.
(c)           An involuntary termination without “Cause” means an involuntary termination of an employee’s employment by the Company or an Employer other than for one of the following reasons:
(1)           an intentional action or intentional failure to act by the employee that was performed in bad faith;
(2)           an employee’s intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of his or her superiors;
(3)           an employee’s habitual neglect of the duties of employment, which may include a failure to perform her or her job duties satisfactorily;
(4)           an employee’s indictment, charge, or conviction of a felony or any crime involving moral turpitude, or participation in any act of theft or dishonesty, regardless of whether such act has had or could reasonably be expected to have a material detrimental effect on the business of the Company or an Employer; or

(5)           an employee’s violation of any material provision of the Company’s Proprietary Information and Inventions Agreement or violation of any material provision of any other written Company or Employer policy or procedure.
SECTION 3.                       AMOUNT OF BENEFIT.
(a)           Severance Benefits.  Subject to the exceptions set forth in Section 2(b), severance benefits under the Plan, if any, shall be provided to Eligible Employees described in Section 2(a) in the amount provided in Appendix B.
(b)           Additional Benefits.  Notwithstanding the foregoing, the Company may, in its sole discretion, provide benefits in addition to those benefits set forth in Section 3(a) to Eligible Employees and the provision of any such benefits to an Eligible Employee shall in no way obligate the Company to provide such benefits to any other Eligible Employee or to any other employee, even if similarly situated.
(c)           Certain Reductions.  The Company, in its sole discretion, shall have the authority to reduce an Eligible Employee’s severance benefits, in whole or in part, by any other severance benefits, pay in lieu of notice, or other similar benefits payable to the Eligible Employee by the Company or an affiliate of the Company that become payable in connection with the Eligible Employee’s termination of employment pursuant to (i) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act, the California Plant Closing Act, or any other similar state law, (ii) a written employment or severance agreement with the Company or an Employer of the Company, or (iii) any Company or Employer policy or practice providing for the Eligible Employee to remain on the payroll for a limited period of time after being given notice of the termination of the Eligible Employee’s employment, and the Plan Administrator shall so construe and implement the terms of the Plan; provided, however, that notwithstanding the foregoing and any other provision in the Plan to the contrary, such reduction shall in no event reduce the cash severance benefits provided under this Plan to less than one (1) week of Base Salary (as such term is defined in Appendix B). The Company’s decision to apply such reductions to the severance benefits of one Eligible Employee and the amount of such reductions shall in no way obligate the Company to apply the same reductions in the same amounts to the severance benefits of any other Eligible Employee, even if similarly situated. In the Company’s sole discretion, such reductions may be applied on a retroactive basis, with severance benefits previously paid being re-characterized as payments pursuant to the Company’s statutory obligation.
SECTION 4.                       COMPANY PROPERTY.
(a)           Return of Company Property.  Except as provided in Section 4(b) below, an Eligible Employee will not be entitled to any severance benefit under the Plan unless and until the Eligible Employee returns all Company Property. For this purpose, “Company Property” means all Company and/or Employer documents (and all copies thereof) and other Company and/or Employer property which the Eligible Employee had in his or her possession at any time, including, but not limited to, Company and/or Employer files, notes, drawings records, plans, forecasts, reports, studies, analyses, proposals, agreements, financial information, research and development information, sales and marketing information, operational and personnel information, specifications, code, software, databases, computer-recorded information, tangible property and equipment (including, but not limited to, leased vehicles, computers, facsimile machines, mobile telephones, servers), credit cards, entry cards, identification badges and keys; and any materials of any kind which contain or embody any proprietary or confidential information of the Company and/or an Employer (and all reproductions thereof in whole or in part). As a condition to receiving benefits under the Plan, Eligible Employees must not make or retain copies, reproductions or summaries of any such Company or Employer property. In the Company’s sole discretion, the Company may determine the value of any unreturned Company property and deduct the value of such property from any severance benefits otherwise owed to the employee under this Plan.
(b)           Retention of Certain Company Equipment.  Notwithstanding the provisions of Section 4(a), the Company and an Eligible Employee may agree to allow the Eligible Employee to retain certain Company or Employer equipment (e.g., laptops, printers, facsimile machines, copiers, etc.) (“Company Equipment”) for his or her personal use following the Eligible Employee’s termination of employment. As a condition to retaining any Company Equipment, the Eligible Employee must execute a general waiver and release in substantially the form attached hereto as Exhibit A, Exhibit B or Exhibit C, as appropriate, within the applicable time period set forth therein, but in no event more than sixty (60) days following the date of termination, and such release must become effective in accordance with its terms. The Eligible Employee acknowledges that the Eligible Employee will have imputed income related to the retention of any Company Equipment. The Eligible Employee will follow all Company instructions as to the return and/or deletion of any Company information contained on the Company Equipment.
SECTION 5.                       TIME OF PAYMENT AND FORM OF BENEFIT.
All cash severance benefits under the Plan shall be paid in a single lump sum as soon as administratively practicable following the Eligible Employee’s satisfaction of all of the requirements set forth in Sections 2(a) and 4(a). All payments under the Plan will be subject to applicable withholding for federal, state and local taxes. If an Eligible Employee is indebted to the Company at his or her termination date, the Company reserves the right to offset any severance payments under the Plan by the amount of such indebtedness. Additionally, if an Eligible Employee is subject to withholding for taxes related to any non-Plan benefits, including but not limited to any imputed income related to the use of Company vehicles for personal travel, or imputed income related to retention of Company Equipment, the Company may offset any severance payments under the Plan by the amount of such withholding taxes.
Notwithstanding anything to the contrary set forth herein, any payments and benefits provided under the Plan that constitute “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations and other guidance thereunder and any state law of similar effect (collectively “Section 409A”) shall not commence in connection with an Eligible Employee’s termination of employment unless and until the Eligible Employee has also incurred a “separation from service” (as such term is defined in Treasury Regulations Section 1.409A-1(h) (“Separation From Service”)), unless the Company reasonably determines that such amounts may be provided to the Eligible Employee without causing the Eligible Employee to incur the adverse personal tax consequences under Section 409A.
It is intended that (i) each installment of any benefits payable under the Plan to an Eligible Employee be regarded as a separate “payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2)(i), (ii) all payments of any such benefits under the Plan satisfy, to the greatest extent possible, the exemptions from the application of Section 409A provided under Treasury Regulations Sections 1.409A-1(b)(4) and 1.409A-1(b)(9)(iii), and (iii) any such benefits consisting of COBRA premiums also satisfy, to the greatest extent possible, the exemption from the application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(9)(v). However, if the Company determines that any such benefits payable under the Plan constitute “deferred compensation” under Section 409A and the Eligible Employee is a “specified employee” of the Company, as such term is defined in Section 409A(a)(2)(B)(i), then, solely to the extent necessary to avoid the imposition of the adverse personal tax consequences under Section 409A, the timing of such benefit payments shall be delayed as follows: on the earlier to occur of (A) the date that is six (6) months and one (1) day after the Eligible Employee’s Separation From Service and (B) the date of the Eligible Employee’s death (such applicable date, the “Delayed Initial Payment Date”), the Company shall (1) pay the Eligible Employee a lump sum amount equal to the sum of the benefit payments that the Eligible Employee would otherwise have received through the Delayed Initial Payment Date if the commencement of the payment of the benefits had not been delayed pursuant to this paragraph and (2) commence paying the balance, if any, of the benefits in accordance with the applicable payment schedule.
SECTION 6.                       REEMPLOYMENT.
In the event of an Eligible Employee’s reemployment by the Company or an Employer or other affiliate of the Company or by a company to whom the employee’s job responsibilities have been outsourced or otherwise transferred during the period of time in respect of which severance benefits pursuant to Sections 3(a) and 3(b) have been paid, the Company, in its sole and absolute discretion, may require such Eligible Employee to repay to the Company all or a portion of such severance benefits as a condition of reemployment.

SECTION 7.                       RIGHT TO INTERPRET PLAN; AMENDMENT AND TERMINATION.
(a)           Exclusive Discretion.  The Plan Administrator (as defined in Section 10(a) herein) shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and amount of benefits paid under the Plan. The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons.
(b)           Amendment or Termination.  The Company reserves the right to amend or terminate this Plan (including Appendix A and Appendix B) or the benefits provided hereunder at any time; provided, however, that no such amendment or termination shall adversely affect the right to any unpaid benefit of any Eligible Employee whose termination date has occurred prior to amendment or termination of the Plan. Any action amending or terminating the Plan shall be in writing and executed by the Chief Executive Officer or the Chief Financial Officer of the Company.
SECTION 8.                       NO IMPLIED EMPLOYMENT CONTRACT.
The Plan shall not be deemed (i) to give any employee or other person any right to be retained in the employ of the Company or an Employer or (ii) to interfere with the right of the Company or an Employer to discharge any employee or other person at any time, with or without cause, which right is hereby reserved.
SECTION 9.                       LEGAL CONSTRUCTION.
This Plan is intended to be governed by and shall be construed in accordance with the Employee Retirement Income Security Act of 1974 (“ERISA”) and, to the extent not preempted by ERISA, the laws of the State of California (without regard to principles of conflict of laws).
SECTION 10.                CLAIMS, INQUIRIES AND APPEALS.
(a)           Applications for Benefits and Inquiries.  Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing by an applicant (or his or her authorized representative). The Plan Administrator is:
Omnicell, Inc.
Attn: Vice President, Human Resources
590 E. Middlefield Road
Mountain View, CA 94043
(b)           Denial of Claims.  In the event that any application for benefits is denied in whole or in part, the Plan Administrator must provide the applicant with written or electronic notice of the denial of the application, and of the applicant’s right to review the denial. Any electronic notice will comply with the regulations of the U.S. Department of Labor. The notice of denial will be set forth in a manner designed to be understood by the applicant and will include the following:
(1)           the specific reason or reasons for the denial;
(2)           references to the specific Plan provisions upon which the denial is based;
(3)           a description of any additional information or material that the Plan Administrator needs to complete the review and an explanation of why such information or material is necessary; and

(4)           an explanation of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA following a denial on review of the claim, as described in Section 10(d) below.
This notice of denial will be given to the applicant within ninety (90) days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional ninety (90) days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial ninety (90) day period.
This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application.
(c)           Request for a Review. Any person (or that person’s authorized representative) for whom an application for benefits is denied, in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within sixty (60) days after the application is denied. A request for a review shall be in writing and shall be addressed to:
Omnicell, Inc.
Attn: Vice President, Human Resources
590 E. Middlefield Road
Mountain View, CA 94043
A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent. The applicant (or his or her representative) shall have the opportunity to submit (or the Plan Administrator may require the applicant to submit) written comments, documents, records, and other information relating to his or her claim. The applicant (or his or her representative) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim. The review shall take into account all comments, documents, records and other information submitted by the applicant (or his or her representative) relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.
(d)           Decision on Review.  The Plan Administrator will act on each request for review within sixty (60) days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional sixty (60) days), for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial sixty (60) day period. This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the review. The Plan Administrator will give prompt, written or electronic notice of its decision to the applicant. Any electronic notice will comply with the regulations of the U. S. Department of Labor. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will set forth, in a manner calculated to be understood by the applicant, the following:
(1)           the specific reason or reasons for the denial;
(2)           references to the specific Plan provisions upon which the denial is based;
(3)           a statement that the applicant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim; and
(4)           a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA.

(e)           Rules and Procedures.  The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims. The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial of benefits to do so at the applicant’s own expense.
(f)            Exhaustion of Remedies.  No legal action for benefits under the Plan may be brought until the applicant (i) has submitted a written application for benefits in accordance with the procedures described by Section 10(a) above, (ii) has been notified by the Plan Administrator that the application is denied, (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 10(c) above, and (iv) has been notified that the Plan Administrator has denied the appeal. Notwithstanding the foregoing, if the Plan Administrator does not respond to an applicant’s claim or appeal within the relevant time limits specified in this Section 10, the applicant may bring legal action for benefits under the Plan pursuant to Section 502(a) of ERISA.
SECTION 11.                BASIS OF PAYMENTS TO AND FROM PLAN.
The Plan shall be unfunded, and all cash payments under the Plan shall be paid only from the general assets of the Company. An Eligible Employee’s right to receive payments under the Plan is no greater than that of the Company’s unsecured general creditors. Therefore, if the Company were to become insolvent, the Eligible Employee might not receive benefits under the Plan.
SECTION 12.                OTHER PLAN INFORMATION.
(a)           Employer and Plan Identification Numbers. The Employer Identification Number assigned to the Company (which is the “Plan Sponsor” as that term is used in ERISA) by the Internal Revenue Service is 94-3166458. The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 510.
(b)           Ending Date for Plan’s Fiscal Year and Type of Plan.  The date of the end of the fiscal year for the purpose of maintaining the Plan’s records is December 31. The Plan is a welfare benefit plan.
(c)           Agent for the Service of Legal Process.  The agent for the service of legal process with respect to the Plan is:
Omnicell, Inc.
Attn: Corporate Secretary
590 E. Middlefield Road
Mountain View, CA 94043
(d)           Plan Sponsor and Administrator.  The Plan Sponsor and the “Plan Administrator” of the Plan is:
Omnicell, Inc.
Attn: Vice President, Human Resources
590 E. Middlefield Road
Mountain View, CA 94043
The Plan Sponsor’s and Plan Administrator’s telephone number is (650) 251- 6100. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.
SECTION 13.                STATEMENT OF ERISA RIGHTS.
Participants in this Plan are entitled to certain rights and protections under ERISA. If you are an Eligible Employee, you are considered a participant in the Plan and, under ERISA, you are entitled to:

(a)           Receive Information About Your Plan and Benefits
(1)           Examine, without charge, at the Plan Administrator’s office and at other specified locations, such as worksites, all documents governing the Plan and a copy of the latest annual report (Form 5500 Series), if applicable, filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration;
(2)           Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan and copies of the latest annual report (Form 5500 Series), if applicable, and an updated (as necessary) Summary Plan Description. The Administrator may make a reasonable charge for the copies; and
(3)           Receive a summary of the Plan’s annual financial report, if applicable. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.
(b)           Prudent Actions by Plan Fiduciaries.  In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your employer, your union or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit or exercising your rights under ERISA.
(c)           Enforce Your Rights.  If your claim for a Plan benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules as set forth in detail in Section 10 herein.
Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of Plan documents or the latest annual report from the Plan, if applicable, and do not receive them within 30 days, you may file suit in a Federal court and you are not required to follow the claims procedure set forth in Section 10 herein. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.
If you have completed the claims and appeals procedure described in Section 10 and have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court.
If you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.
(d)           Assistance with Your Questions.  If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U. S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration or accessing its website at http://www.dol.gov/ebsa/.
SECTION 14.                GENERAL PROVISIONS.
(a)           Notices.  Any notice, demand or request required or permitted to be given by either the Company or an Eligible Employee pursuant to the terms of this Plan shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties, in the case of the Company, at the address set forth in Section 12(d) and, in the case of an Eligible Employee, at the address as set forth in the Company’s employment file maintained for the Eligible Employee as previously furnished by the Eligible Employee or such other address as a party may request by notifying the other in writing.
(b)           Transfer and Assignment. The rights and obligations of an Eligible Employee under this Plan may not be transferred or assigned without the prior written consent of the Company. This Plan shall be binding upon any person who is a successor by merger, acquisition, consolidation or otherwise to the business formerly carried on by the Company without regard to whether or not such person or entity actively assumes the obligations hereunder.
(c)           Waiver.  Any party’s failure to enforce any provision or provisions of this Plan shall not in any way be construed as a waiver of any such provision or provisions, nor prevent any party from thereafter enforcing each and every other provision of this Plan. The rights granted the parties herein are cumulative and shall not constitute a waiver of any party’s right to assert all other legal remedies available to it under the circumstances.
(d)           Severability.  Should any provision of this Plan be declared or determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.
(e)           Section Headings.  Section headings in this Plan are included for convenience of reference only and shall not be considered part of this Plan for any other purpose.
Omnicell, Inc. has caused its duly authorized officer to execute the amendment and restatement of this Plan effective as of January 6, 2015.

OMNICELL, INC.

By:	ees/s/ Rob Seim

Title:	CFO and EVP, Finance, Administration and Manufacturing

For Employees Age 40 or Older
Individual Termination
EXHIBIT A
RELEASE AGREEMENT
I understand and agree completely to the terms set forth in the Omnicell, Inc. Severance Benefit Plan (the “Plan”).
I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company, affiliates of the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company or the Employer that is not expressly stated therein. Certain capitalized terms used in this Release are defined in the Plan.
I hereby confirm my obligations under my Proprietary Information and Inventions Agreement with the Company and/or the Employer.
In exchange for the Severance Benefits and other consideration provided to me by the Plan that I am not otherwise entitled to receive, and except as otherwise set forth in this Release, I hereby generally and completely release the Company, the Employers, and their current and former parents, subsidiaries, successors, predecessors and affiliates, and their current and former partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release. This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company, the Employers or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company, the Employers, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).
I am not releasing any claim that cannot be waived under applicable state or federal law or any rights I have to pursue a claim for workers’ compensation or unemployment benefits, and I am not releasing any rights that I have to be indemnified (including any right to reimbursement of expenses) arising under applicable law, the certificate of incorporation or by-laws (or similar constituent documents of the Company), any indemnification agreement between me and the Company, the Employers, or their affiliates, or any directors’ and officers’ liability insurance policy of the Company, the Employers, or their affiliates. The foregoing notwithstanding, nothing in this Release shall prevent me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, or the California Department of Fair Employment and Housing, except that I acknowledge and agree that I shall not recover any monetary benefits in connection with any such claim, charge or proceeding with regard to any claim released herein. Nothing in this Release shall prevent me from challenging the validity of this Release in a legal or administrative proceeding.
I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA (“ADEA Waiver”), and that the consideration given under the Plan for the ADEA Waiver is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my ADEA Waiver and release does not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not to do so); (c) I have twenty-one (21) days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice to an officer of the Company within the seven (7) day period; and (e) the ADEA Waiver shall not be effective until the date upon which the revocation period has expired unexercised, which shall be the eighth day after I sign this Release. Nevertheless, my general release of claims, except for the ADEA Waiver, is effective immediately, and not revocable.
I UNDERSTAND THAT THIS RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. In giving the release herein, which includes claims which may be unknown to me at present, I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows:  “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially

Exhibit A-0

affected his settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any other jurisdiction of similar effect with respect to my release of any unknown or unsuspected claims hereunder.
I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than twenty-one (21) days following the date it is provided to me.
I agree not to disparage Company (or its officers, directors or employees), in any manner likely to be harmful to it, them or their business, business reputation or personal reputation; provided that I may respond accurately and fully to any question, inquiry or request for information when required by legal process. I understand and agree that in the event that I do not comply with this non-disparagement obligation, my Severance Benefits will be forfeited and subject to return upon demand by Company.

EMPLOYEE

Name:

Date:

Exhibit A-1

For Employees Age 40 or Older
Group Termination
EXHIBIT B
RELEASE AGREEMENT
I understand and agree completely to the terms set forth in the Omnicell, Inc. Severance Benefit Plan (the “Plan”).
I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company, affiliates of the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company or the Employer that is not expressly stated therein. Certain capitalized terms used in this Release are defined in the Plan.
I hereby confirm my obligations under my Proprietary Information and Inventions Agreement with the Company and/or the Employer.
In exchange for the Severance Benefits and other consideration provided to me by the Plan that I am not otherwise entitled to receive, and except as otherwise set forth in this Release, I hereby generally and completely release the Company, the Employers and their current and former parents, subsidiaries, successors, predecessors and affiliates, and their current and former partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release. This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company, the Employers or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company, the Employers, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).
I am not releasing any claim that cannot be waived under applicable state or federal law or any rights I have to pursue a claim for workers’ compensation or unemployment benefits, and I am not releasing any rights that I have to be indemnified (including any right to reimbursement of expenses) arising under applicable law, the certificate of incorporation or by-laws (or similar constituent documents of the Company), any indemnification agreement between me and the Company, the Employers, or their affiliates, or any directors’ and officers’ liability insurance policy of the Company, the Employers, or their affiliates. The foregoing notwithstanding, nothing in this Release shall prevent me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, or the California Department of Fair Employment and Housing, except that I acknowledge and agree that I shall not recover any monetary benefits in connection with any such claim, charge or proceeding with regard to any claim released herein. Nothing in this Release shall prevent me from challenging the validity of this Release in a legal or administrative proceeding.
I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA (“ADEA Waiver”), and that the consideration given under the Plan for the ADEA Waiver is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my ADEA Waiver does not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose

Exhibit B-1

voluntarily not to do so); (c) I have forty-five (45) days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice to an officer of the Company within the seven (7) day period; (e) the ADEA Waiver shall not be effective until the date upon which the revocation period has expired unexercised, which shall be the eighth day after I sign this Release; and (f) I have received with this Release a detailed list of the job titles and ages of all employees who were terminated in this group termination and the ages of all employees of the Company in the same job classification or organizational unit who were not terminated. Nevertheless, my general release of claims, except for the ADEA Waiver, is effective immediately, and not revocable.
I UNDERSTAND THAT THIS RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. In giving the release herein, which includes claims which may be unknown to me at present, I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows:  “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law of any other jurisdiction of similar effect with respect to my release of any unknown or unsuspected claims hereunder.
I hereby represent that I have been paid all compensation owed and for all hours worked, have received all the leave and leave benefits and protections for which I am eligible, pursuant to the Family and Medical Leave Act or otherwise, and have not suffered any on-the-job injury for which I have not already filed a claim.
I agree not to disparage Company (or its officers, directors or employees), in any manner likely to be harmful to it, them or their business, business reputation or personal reputation; provided that I may respond accurately and fully to any question, inquiry or request for information when required by legal process. I understand and agree that in the event that I do not comply with this non-disparagement obligation, my Severance Benefits will be forfeited and subject to return upon demand by Company.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than forty-five (45) days following the date it is provided to me.

EMPLOYEE

Name:

Date:

Exhibit B-2

For Employees Under Age 40
Individual and Group Termination
EXHIBIT C
RELEASE AGREEMENT
I understand and agree completely to the terms set forth in the Omnicell, Inc. Severance Benefit Plan (the “Plan”).
I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company, affiliates of the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company or the Employer that is not expressly stated therein. Certain capitalized terms used in this Release are defined in the Plan.
I hereby confirm my obligations under my Proprietary Information and Inventions Agreement with the Company and/or the Employer.
In exchange for the Severance Benefits and other consideration provided to me by the Plan that I am not otherwise entitled to receive, and except as otherwise set forth in this Release, I hereby generally and completely release the Company, the Employers and their current and former parents, subsidiaries, successors, predecessors and affiliates, and their current and former partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release. This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company, the Employers or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company, the Employers, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).
I am not releasing any claim that cannot be waived under applicable state or federal law or any rights I have to pursue a claim for workers’ compensation or unemployment benefits, and I am not releasing any rights that I have to be indemnified (including any right to reimbursement of expenses) arising under applicable law, the certificate of incorporation or by-laws (or similar constituent documents of the Company), any indemnification agreement between me and the Company, the Employers, or their affiliates, or any directors’ and officers’ liability insurance policy of the Company, the Employers, or their affiliates. The foregoing notwithstanding, nothing in this Release shall prevent me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, or the California Department of Fair Employment and Housing, except that I acknowledge and agree that I shall not recover any monetary benefits in connection with any such claim, charge or proceeding with regard to any claim released herein. Nothing in this Release shall prevent me from challenging the validity of this Release in a legal or administrative proceeding.
I UNDERSTAND THAT THIS RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. In giving the release herein, which includes claims which may be unknown to me at present, I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and

Exhibit C-1

any law of any other jurisdiction of similar effect with respect to my release of any unknown or unsuspected claims hereunder.
I hereby represent that I have been paid all compensation owed and for all hours worked, have received all the leave and leave benefits and protections for which I am eligible, pursuant to the Family and Medical Leave Act or otherwise, and have not suffered any on-the-job injury for which I have not already filed a claim.
I agree not to disparage Company (or its officers, directors or employees), in any manner likely to be harmful to it, them or their business, business reputation or personal reputation; provided that I may respond accurately and fully to any question, inquiry or request for information when required by legal process. I understand and agree that in the event that I do not comply with this non-disparagement obligation, my Severance Benefits will be forfeited and subject to return upon demand by Company.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than fourteen (14) days following the date it is provided to me.

EMPLOYEE

Name:

Date:

Exhibit C-2

APPENDIX A
OMNICELL, INC.
SEVERANCE BENEFIT PLAN
Affiliates of the Company whose employees are eligible to participate in the Omnicell, Inc. Severance Benefit Plan (each an “Employer”) are as follows:
MTS Medication Technologies, Inc.
MTS Packaging Systems, Inc.
The foregoing list of Employers is subject to such change as the Company, pursuant to Section 1 of the Plan, may determine in its sole and absolute discretion. Any such change to the participating Employers shall be set forth in a revised version of this Appendix A.

Appendix A Adopted: January 6, 2015

OMNICELL, INC.

By:	/s/ Rob Seim

Title:	CFO and EVP, Finance, Administration and Manufacturing

Appendix A-1

APPENDIX B
OMNICELL, INC.
SEVERANCE BENEFIT PLAN
Severance benefits provided to Eligible Employees under the Omnicell, Inc. Severance Benefit Plan (the “Plan”) are as follows, and apply to Eligible Employees up to and including the level of Senior Manager (including Systems Sales Directors, Senior Systems Sales Directors and Directors of Corporate Sales):
1.                                      Severance Benefits.  Subject to the exceptions set forth in Section 2(b) of the Plan, each Eligible Employee who meets all the requirements set forth in Sections 2(a) and 4(a) of the Plan, including, without limitation, executing a general waiver and release in substantially the form attached to the Plan as Exhibit A, Exhibit B or Exhibit C, as appropriate, within the applicable time period set forth therein, but in no event more than sixty (60) days following the date of termination, and provided that such release becomes effective in accordance with its terms, shall receive severance benefits as set forth in this Appendix B. The Company, in its sole discretion, may modify the form of the required general waiver and release to comply with applicable law, and may incorporate such waiver and release into a termination agreement or other agreement with the Eligible Employee.
(a)                                  Cash Severance Benefit.  Eligible Employees shall be entitled to receive a cash severance benefit equal to the number of months of Base Salary set forth below next to his or her Years of Service at the time of termination. Partial Years of Service are not counted.

Years of Service	Months of Base Salary
1	1 month
2	2 months
3	3 months
For each 5 Years of Service	1 extra month
(b)                                  Continued Group Health Plan Benefits.  If the Eligible Employee was enrolled in a group health plan (e.g., medical, dental, or vision plan) sponsored by the Company or an affiliate of the Company immediately prior to termination, the Eligible Employee may be eligible to continue coverage under such group health plan (or to convert to an individual policy), at the time of the Eligible Employee’s termination of employment, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Company will notify the Eligible Employee of any such right to continue such coverage at the time of termination pursuant to COBRA. No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment, if any, of applicable insurance premiums, or waiver of any cost of coverage under any self-funded group health plan, will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA.
Therefore, the period during which an Eligible Employee may elect to continue the Company’s or its affiliate’s group health plan coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company pays, if any, or, with respect to a self-funded plan, any obligation to pay the cost of coverage to the Company that the Company waives, if any) will be applied in the same manner that such rules would apply in the absence of this Plan.
If an Eligible Employee timely elects continued coverage under COBRA, the Company shall pay the same portion of (or, in the case of any self-funded plan, shall credit the Eligible Employee with the same portion of) the Eligible Employee’s monthly premiums for COBRA continuation

Appendix B-1

coverage (including coverage for the Eligible Employee’s eligible dependents) that the Company paid (or bore in the case of any self-funded plan) for the Eligible Employee’s active employee coverage under the Company’s group health plans (such paid or credited amount is the “COBRA Premium Benefit”) for the number of months following the Eligible Employee’s termination of employment that is equal to the number of months of the cash severance benefit described above (the “COBRA Payment Period”).  Notwithstanding the foregoing, no COBRA Premium Benefit shall be made or credited following the Eligible Employee’s death or the effective date of the Eligible Employee’s coverage under a group health plan of another employer.
Notwithstanding the foregoing, if at any time the Company determines, in its sole discretion, that it cannot provide the COBRA Premium Benefit without potentially incurring financial costs or penalties under applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then in lieu of providing the COBRA Premium Benefit, the Company will instead pay the Eligible Employee on the last day of each remaining month of the COBRA Payment Period a fully taxable cash payment equal to the monthly portion of the COBRA Premium Benefit that would otherwise be provided for that month, subject to applicable tax withholding (such amount, the “Special Severance Payment”), such Special Severance Payment to be made without regard to the Eligible Employee’s election of COBRA coverage or payment of COBRA premiums and without regard to the Eligible Employee’s continued eligibility for COBRA coverage during the COBRA Payment Period. Such Special Severance Payment shall end upon expiration of the COBRA Payment Period.
For purposes of this Section 1(b), (i) references to COBRA shall be deemed to refer also to analogous provisions of state law, as applicable, and (ii) any applicable insurance premiums that are paid by the Company shall not include any amounts payable by the Eligible Employee under an Internal Revenue Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.
(c)                                  Outplacement Assistance.  Eligible Employees shall be entitled to outplacement assistance, the scope of which shall be determined by the Company in the Company’s sole discretion. Eligible Employees shall not be entitled to any payment in lieu of outplacement assistance.
2.                                      Definitions:  The following definitions shall apply for purposes of this Appendix B:
(a)                                  “Base Salary” shall mean the Eligible Employee’s base pay (excluding incentive pay, premium pay, commissions, overtime, bonuses and other forms of variable compensation), at the rate in effect during the last regularly scheduled payroll period immediately preceding the Eligible Employee’s termination date. For any Eligible Employees that are regular part-time employees, “Base Salary” shall mean the pro-rata equivalent of the Eligible Employee’s base pay which reflects the part-time status of the Eligible Employee.
(b)                                  “Years of Service” means a continuous complete twelve-month period commencing on an Eligible Employee’s date of hire with the Company or an Employer and anniversaries thereof, during which the Eligible Employee is employed by the Company or an Employer, and ending on the date on which the Eligible Employee is notified, in writing, pursuant to Section 2(a)(1) of the Plan that he or she is eligible for participation in the Plan. For purposes of the foregoing, an Eligible Employee will receive credit for any time on a paid leave of absence, but not for time on an unpaid leave of absence.
3.                                      Other Employee Benefits.  All other benefits (such as life insurance, disability coverage, and 401(k) plan coverage) terminate as of the Eligible Employee’s termination date (except to the extent that a conversion privilege may be available thereunder).

Appendix B-2

4.                                      Reductions Pursuant to Section 3(c) of the Plan.  The severance benefits set forth in this Appendix B are subject to certain reductions under Section 3(c) of the Plan.
The foregoing severance benefits are subject to such change as the Company, pursuant to Section 3(a) of the Plan, may determine in its sole and absolute discretion. Any such change in severance benefits shall be set forth in a revised version of this Appendix B.

Appendix B Adopted: January 6, 2015

OMNICELL, INC.

By:	/s/ Rob Seim

Title:	CFO and EVP, Finance, Administration and Manufacturing

Appendix B-3

APPENDIX B
OMNICELL, INC.
SEVERANCE BENEFIT PLAN
Severance benefits provided to Eligible Employees under the Omnicell, Inc. Severance Benefit Plan (the “Plan”) are as follows, and apply to Eligible Employees at the levels of Director and Senior Director (excluding Systems Sales Directors, Senior Systems Sales Directors and Directors of Corporate Sales):
1.                                      Severance Benefits.  Subject to the exceptions set forth in Section 2(b) of the Plan, each Eligible Employee who meets all the requirements set forth in Sections 2(a) and 4(a) of the Plan, including, without limitation, executing a general waiver and release in substantially the form attached to the Plan as Exhibit A, Exhibit B or Exhibit C, as appropriate, within the applicable time period set forth therein, but in no event more than sixty (60) days following the date of termination, and provided that such release becomes effective in accordance with its terms, shall receive severance benefits as set forth in this Appendix B. The Company, in its sole discretion, may modify the form of the required general waiver and release to comply with applicable law, and may incorporate such waiver and release into a termination agreement or other agreement with the Eligible Employee.
(a)                                  Cash Severance Benefit.  Eligible Employees shall be entitled to receive a cash severance benefit equal to the number of months of Base Salary set forth below next to his or her Years of Service at the time of termination. Partial Years of Service are not counted.

Years of Service	Months of Base Salary
Not relevant	4 months
For each 5 Years of Service	1 extra month
(b)                                  Continued Group Health Plan Benefits.  If the Eligible Employee was enrolled in a group health plan (e.g., medical, dental, or vision plan) sponsored by the Company or an affiliate of the Company immediately prior to termination, the Eligible Employee may be eligible to continue coverage under such group health plan (or to convert to an individual policy), at the time of the Eligible Employee’s termination of employment, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Company will notify the Eligible Employee of any such right to continue such coverage at the time of termination pursuant to COBRA. No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment, if any, of applicable insurance premiums, or waiver of any cost of coverage under any self-funded group health plan, will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA.
Therefore, the period during which an Eligible Employee may elect to continue the Company’s or its affiliate’s group health plan coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company pays, if any, or, with respect to a self-funded plan, any obligation to pay the cost of coverage to the Company that the Company waives, if any) will be applied in the same manner that such rules would apply in the absence of this Plan.
If an Eligible Employee timely elects continued coverage under COBRA, the Company shall pay the same portion of (or, in the case of any self-funded plan, shall credit the Eligible Employee with the same portion of) the Eligible Employee’s monthly premiums for COBRA continuation coverage (including coverage for the Eligible Employee’s eligible dependents) that the Company paid (or bore in the case of any self-funded plan) for the Eligible Employee’s active employee coverage under the Company’s group health plans (such paid or credited amount is the “COBRA

Appendix B-1

Premium Benefit”) for the number of months following the Eligible Employee’s termination of employment that is equal to the number of months of the cash severance benefit described above (the “COBRA Payment Period”).  Notwithstanding the foregoing, no COBRA Premium Benefit shall be made or credited following the Eligible Employee’s death or the effective date of the Eligible Employee’s coverage under a group health plan of another employer.
Notwithstanding the foregoing, if at any time the Company determines, in its sole discretion, that it cannot provide the COBRA Premium Benefit without potentially incurring financial costs or penalties under applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then in lieu of providing the COBRA Premium Benefit, the Company will instead pay the Eligible Employee on the last day of each remaining month of the COBRA Payment Period a fully taxable cash payment equal to the monthly portion of the COBRA Premium Benefit that would otherwise be provided for that month, subject to applicable tax withholding (such amount, the “Special Severance Payment”), such Special Severance Payment to be made without regard to the Eligible Employee’s election of COBRA coverage or payment of COBRA premiums and without regard to the Eligible Employee’s continued eligibility for COBRA coverage during the COBRA Payment Period. Such Special Severance Payment shall end upon expiration of the COBRA Payment Period.
For purposes of this Section 1(b), (i) references to COBRA shall be deemed to refer also to analogous provisions of state law, as applicable, and (ii) any applicable insurance premiums that are paid by the Company shall not include any amounts payable by the Eligible Employee under an Internal Revenue Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.
(c)                                  Outplacement Assistance.  Eligible Employees shall be entitled to outplacement assistance, the scope of which shall be determined by the Company in the Company’s sole discretion. Eligible Employees shall not be entitled to any payment in lieu of outplacement assistance.
2.                                      Definitions:  The following definitions shall apply for purposes of this Appendix B:
(a)                                  “Base Salary” shall mean the Eligible Employee’s base pay (excluding incentive pay, premium pay, commissions, overtime, bonuses and other forms of variable compensation), at the rate in effect during the last regularly scheduled payroll period immediately preceding the Eligible Employee’s termination date. For any Eligible Employees that are regular part-time employees, “Base Salary” shall mean the pro-rata equivalent of the Eligible Employee’s base pay which reflects the part-time status of the Eligible Employee.
(b)                                  “Years of Service” means a continuous complete twelve-month period commencing on an Eligible Employee’s date of hire with the Company or an Employer and anniversaries thereof, during which the Eligible Employee is employed by the Company or an Employer, and ending on the date on which the Eligible Employee is notified, in writing, pursuant to Section 2(a)(1) of the Plan that he or she is eligible for participation in the Plan. For purposes of the foregoing, an Eligible Employee will receive credit for any time on a paid leave of absence, but not for time on an unpaid leave of absence.
3.                                      Other Employee Benefits. All other benefits (such as life insurance, disability coverage, and 401(k) plan coverage) terminate as of the Eligible Employee’s termination date (except to the extent that a conversion privilege may be available thereunder).
4.                                      Reductions Pursuant to Section 3(c) of the Plan.  The severance benefits set forth in this Appendix B are subject to certain reductions under Section 3(c) of the Plan.

Appendix B-2

The foregoing severance benefits are subject to such change as the Company, pursuant to Section 3(a) of the Plan, may determine in its sole and absolute discretion. Any such change in severance benefits shall be set forth in a revised version of this Appendix B.

Appendix B Adopted: January 6, 2015

OMNICELL, INC.

By:	/s/ Rob Seim

Title:	CFO and EVP, Finance, Administration and Manufacturing

Appendix B-3

APPENDIX B
OMNICELL, INC.
SEVERANCE BENEFIT PLAN
Severance benefits provided to Eligible Employees under the Omnicell, Inc. Severance Benefit Plan (the “Plan”) are as follows, and apply to Eligible Employees at the level of Vice President, where such Vice President is not reported by the Company as an officer under Section 16(b) of the Securities and Exchange Act of 1934:
1.                                      Severance Benefits.  Subject to the exceptions set forth in Section 2(b) of the Plan, each Eligible Employee who meets all the requirements set forth in Sections 2(a) and 4(a) of the Plan, including, without limitation, executing a general waiver and release in substantially the form attached to the Plan as Exhibit A, Exhibit B or Exhibit C, as appropriate, within the applicable time period set forth therein, but in no event more than sixty (60) days following the date of termination, and provided that such release becomes effective in accordance with its terms, shall receive severance benefits as set forth in this Appendix B. The Company, in its sole discretion, may modify the form of the required general waiver and release to comply with applicable law, and may incorporate such waiver and release into a termination agreement or other agreement with the Eligible Employee.
(a)                                  Cash Severance Benefit.  Eligible Employees shall be entitled to receive a cash severance benefit equal to the number of months of Base Salary set forth below next to his or her Years of Service at the time of termination. Partial Years of Service are not counted.

Years of Service	Months of Base Salary
Not relevant	6 months
For each 5 Years of Service	2 extra months

(b)                                  Continued Group Health Plan Benefits.  If the Eligible Employee was enrolled in a group health plan (e.g., medical, dental, or vision plan) sponsored by the Company or an affiliate of the Company immediately prior to termination, the Eligible Employee may be eligible to continue coverage under such group health plan (or to convert to an individual policy), at the time of the Eligible Employee’s termination of employment, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Company will notify the Eligible Employee of any such right to continue such coverage at the time of termination pursuant to COBRA. No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment, if any, of applicable insurance premiums, or waiver of any cost of coverage under any self-funded group health plan, will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA.
Therefore, the period during which an Eligible Employee may elect to continue the Company’s or its affiliate’s group health plan coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company pays, if any, or, with respect to a self-funded plan, any obligation to pay the cost of coverage to the Company that the Company waives, if any) will be applied in the same manner that such rules would apply in the absence of this Plan.
If an Eligible Employee timely elects continued coverage under COBRA, the Company shall pay the same portion of (or, in the case of any self-funded plan, shall credit the Eligible Employee with the same portion of) the Eligible Employee’s monthly premiums for COBRA continuation coverage (including coverage for the Eligible Employee’s eligible dependents) that the Company paid (or bore in the case of any self-funded plan) for the Eligible Employee’s active employee

Appendix B-1

coverage under the Company’s group health plans (such paid or credited amount is the “COBRA Premium Benefit”) for the number of months following the Eligible Employee’s termination of employment that is equal to the number of months of the cash severance benefit described above (the “COBRA Payment Period”).  Notwithstanding the foregoing, no COBRA Premium Benefit shall be made or credited following the Eligible Employee’s death or the effective date of the Eligible Employee’s coverage under a group health plan of another employer.
Notwithstanding the foregoing, if at any time the Company determines, in its sole discretion, that it cannot provide the COBRA Premium Benefit without potentially incurring financial costs or penalties under applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then in lieu of providing the COBRA Premium Benefit, the Company will instead pay the Eligible Employee on the last day of each remaining month of the COBRA Payment Period a fully taxable cash payment equal to the monthly portion of the COBRA Premium Benefit that would otherwise be provided for that month, subject to applicable tax withholding (such amount, the “Special Severance Payment”), such Special Severance Payment to be made without regard to the Eligible Employee’s election of COBRA coverage or payment of COBRA premiums and without regard to the Eligible Employee’s continued eligibility for COBRA coverage during the COBRA Payment Period. Such Special Severance Payment shall end upon expiration of the COBRA Payment Period.
For purposes of this Section 1(b), (i) references to COBRA shall be deemed to refer also to analogous provisions of state law, as applicable, and (ii) any applicable insurance premiums that are paid by the Company shall not include any amounts payable by the Eligible Employee under an Internal Revenue Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.
(c)                                  Outplacement Assistance.  Eligible Employees shall be entitled to outplacement assistance, the scope of which shall be determined by the Company in the Company’s sole discretion. Eligible Employees shall not be entitled to any payment in lieu of outplacement assistance.
2.                                      Definitions: The following definitions shall apply for purposes of this Appendix B:
(a)                                  “Base Salary” shall mean the Eligible Employee’s base pay (excluding incentive pay, premium pay, commissions, overtime, bonuses and other forms of variable compensation), at the rate in effect during the last regularly scheduled payroll period immediately preceding the Eligible Employee’s termination date. For any Eligible Employees that are regular part-time employees, “Base Salary” shall mean the pro-rata equivalent of the Eligible Employee’s base pay which reflects the part-time status of the Eligible Employee.
(b)                                  “Years of Service” means a continuous complete twelve-month period commencing on an Eligible Employee’s date of hire with the Company or an Employer and anniversaries thereof, during which the Eligible Employee is employed by the Company or an Employer, and ending on the date on which the Eligible Employee is notified, in writing, pursuant to Section 2(a)(1) of the Plan that he or she is eligible for participation in the Plan. For purposes of the foregoing, an Eligible Employee will receive credit for any time on a paid leave of absence, but not for time on an unpaid leave of absence.
3.                                      Other Employee Benefits.  All other benefits (such as life insurance, disability coverage, and 401(k) plan coverage) terminate as of the Eligible Employee’s termination date (except to the extent that a conversion privilege may be available thereunder).
4.                                      Reductions Pursuant to Section 3(c) of the Plan.  The severance benefits set forth in this Appendix B are subject to certain reductions under Section 3(c) of the Plan.

Appendix B-2

The foregoing severance benefits are subject to such change as the Company, pursuant to Section 3(a) of the Plan, may determine in its sole and absolute discretion. Any such change in severance benefits shall be set forth in a revised version of this Appendix B.

Appendix B Adopted: January 6, 2015

OMNICELL, INC.

By:	/s/ Rob Seim

Title:	CFO and EVP, Finance, Administration and Manufacturing

Appendix B-3

APPENDIX B
OMNICELL, INC.
SEVERANCE BENEFIT PLAN
Severance benefits provided to Eligible Employees under the Omnicell, Inc. Severance Benefit Plan (the “Plan”) are as follows, and apply to Eligible Employees at the level of Vice President, where such Vice President is reported by the Company as an officer under Section 16(b) of the Securities and Exchange Act of 1934, and the President:
1.                                      Severance Benefits.  Subject to the exceptions set forth in Section 2(b) of the Plan, each Eligible Employee who meets all the requirements set forth in Sections 2(a) and 4(a) of the Plan, including, without limitation, executing a general waiver and release in substantially the form attached to the Plan as Exhibit A, Exhibit B or Exhibit C, as appropriate, within the applicable time period set forth therein, but in no event more than sixty (60) days following the date of termination, and provided that such release becomes effective in accordance with its terms, shall receive severance benefits as set forth in this Appendix B. The Company, in its sole discretion, may modify the form of the required general waiver and release to comply with applicable law, and may incorporate such waiver and release into a termination agreement or other agreement with the Eligible Employee.
(a)                                  Cash Severance Benefit.  Eligible Employees shall be entitled to receive a cash severance benefit equal to the number of months of Base Salary set forth below next to his or her Years of Service at the time of termination. Partial Years of Service are not counted.

Years of Service	Months of Base Salary
Not relevant	12 months
For each 5 Years of Service	2 extra months
(b)                                  Continued Group Health Plan Benefits.  If the Eligible Employee was enrolled in a group health plan (e.g., medical, dental, or vision plan) sponsored by the Company or an affiliate of the Company immediately prior to termination, the Eligible Employee may be eligible to continue coverage under such group health plan (or to convert to an individual policy), at the time of the Eligible Employee’s termination of employment, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Company will notify the Eligible Employee of any such right to continue such coverage at the time of termination pursuant to COBRA. No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment, if any, of applicable insurance premiums, or waiver of any cost of coverage under any self-funded group health plan, will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA.
Therefore, the period during which an Eligible Employee may elect to continue the Company’s or its affiliate’s group health plan coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company pays, if any, or, with respect to a self-funded plan, any obligation to pay the cost of coverage to the Company that the Company waives, if any) will be applied in the same manner that such rules would apply in the absence of this Plan.
If an Eligible Employee timely elects continued coverage under COBRA, the Company shall pay the same portion of (or, in the case of any self-funded plan, shall credit the Eligible Employee with the same portion of) the Eligible Employee’s monthly premiums for COBRA continuation coverage (including coverage for the Eligible Employee’s eligible dependents) that the Company paid (or bore in the case of any self-funded plan) for the Eligible Employee’s active employee

Appendix B-1

coverage under the Company’s group health plans (such paid or credited amount is the “COBRA Premium Benefit”) for the number of months following the Eligible Employee’s termination of employment that is equal to the number of months of the cash severance benefit described above (the “COBRA Payment Period”).  Notwithstanding the foregoing, no COBRA Premium Benefit shall be made or credited following the Eligible Employee’s death or the effective date of the Eligible Employee’s coverage under a group health plan of another employer.
Notwithstanding the foregoing, if at any time the Company determines, in its sole discretion, that it cannot provide the COBRA Premium Benefit without potentially incurring financial costs or penalties under applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then in lieu of providing the COBRA Premium Benefit, the Company will instead pay the Eligible Employee on the last day of each remaining month of the COBRA Payment Period a fully taxable cash payment equal to the monthly portion of the COBRA Premium Benefit that would otherwise be provided for that month, subject to applicable tax withholding (such amount, the “Special Severance Payment”), such Special Severance Payment to be made without regard to the Eligible Employee’s election of COBRA coverage or payment of COBRA premiums and without regard to the Eligible Employee’s continued eligibility for COBRA coverage during the COBRA Payment Period. Such Special Severance Payment shall end upon expiration of the COBRA Payment Period.
For purposes of this Section 1(b), (i) references to COBRA shall be deemed to refer also to analogous provisions of state law, as applicable, and (ii) any applicable insurance premiums that are paid by the Company shall not include any amounts payable by the Eligible Employee under an Internal Revenue Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.
(c)                                  Outplacement Assistance.  Eligible Employees shall be entitled to outplacement assistance, the scope of which shall be determined by the Company in the Company’s sole discretion. Eligible Employees shall not be entitled to any payment in lieu of outplacement assistance.
2.                                      Definitions:  The following definitions shall apply for purposes of this Appendix B:
(a)                                  “Base Salary” shall mean the Eligible Employee’s base pay (excluding incentive pay, premium pay, commissions, overtime, bonuses and other forms of variable compensation), at the rate in effect during the last regularly scheduled payroll period immediately preceding the Eligible Employee’s termination date. For any Eligible Employees that are regular part-time employees, “Base Salary” shall mean the pro-rata equivalent of the Eligible Employee’s base pay which reflects the part-time status of the Eligible Employee.
(b)                                  “Years of Service” means a continuous complete twelve-month period commencing on an Eligible Employee’s date of hire with the Company or an Employer and anniversaries thereof, during which the Eligible Employee is employed by the Company or an Employer, and ending on the date on which the Eligible Employee is notified, in writing, pursuant to Section 2(a)(1) of the Plan that he or she is eligible for participation in the Plan. For purposes of the foregoing, an Eligible Employee will receive credit for any time on a paid leave of absence, but not for time on an unpaid leave of absence.
3.                                      Other Employee Benefits.  All other benefits (such as life insurance, disability coverage, and 401(k) plan coverage) terminate as of the Eligible Employee’s termination date (except to the extent that a conversion privilege may be available thereunder).
4.                                      Reductions Pursuant to Section 3(c) of the Plan.  The severance benefits set forth in this Appendix B are subject to certain reductions under Section 3(c) of the Plan.

Appendix B-2

The foregoing severance benefits are subject to such change as the Company, pursuant to Section 3(a) of the Plan, may determine in its sole and absolute discretion. Any such change in severance benefits shall be set forth in a revised version of this Appendix B.

Appendix B Adopted: January 6, 2015

OMNICELL, INC.

By:	/s/ Rob Seim

Title:	CFO and EVP, Finance, Administration and Manufacturing

Appendix B-3